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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 22, 2004


                                 FOOTSTAR, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-11681                                         22-3439443
(Commission File Number)                    (I.R.S. Employer Identification No.)


           1 CROSFIELD AVENUE
          WEST NYACK, NEW YORK                                  10994
(Address of Principal Executive Offices)                     (Zip Code)


                                 (845) 727-6500
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On July 22, 2004 the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the completion of the sale of its Mira Loma distribution center. In connection with the Company's sale of its Mira Loma distribution center, the Company entered into the Warehousing and Physical Distribution Services Agreement with FMI International LLC, as amended, copies of which are attached hereto as Exhibit 99.2 and Exhibit 99.3 and incorporated by reference herein, pursuant to which FMI International LLC agrees to provide warehousing and physical distribution services to the Company at the Mira Loma facility.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

           Exhibit No.                             Exhibit
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              99.1            Press release of the Company dated July 22, 2004.

              99.2            Warehousing and Physical Distribution Services
                              Agreement.

              99.3 First Amendment to Warehousing and Physical Distribution Services Agreement.









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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 5, 2004
                                     FOOTSTAR, INC.

                                     By: /s/ Maureen Richards
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                                         Maureen Richards
                                         Senior Vice President, General Counsel
                                         and Corporate Secretary















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                                  EXHIBIT INDEX


         Exhibit No.                              Description
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            99.1              Press release of the Company dated July 22, 2004.

            99.2              Warehousing and Physical Distribution Services
                              Agreement.

            99.3 First Amendment to Warehousing and Physical Distribution Services Agreement.

















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